SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2002

(null)

                                  (Depositor)

Delaware                      33-66152                      59-3170055
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



10401 Deerwood Park Blvd, Jacksonville, FL                  32256
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 904-987-5000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

(null)
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2

On February 25, 2002, The Bank of New York, as Trustee for EQCC Trust 2001-2 made a monthly distribution of principal and/or interest to the Holders of the EQCC Asset Backed Certificates, Series 2001-2. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2001 by and among EQCC Receivables Corporation as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-2 relating to the Distribution Date of February 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2002


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-2 relating to the Distribution Date of February 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated February 25, 2002



                             Payment Date: 02/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1      1,927,070,872.98    2.853750%    56,994,232.42  4,735,575.93   61,729,808.35       0.00       0.00
                        A2      1,870,992,122.25    2.853750%    88,118,823.93  4,597,768.25   92,716,592.17       0.00       0.00
                        A3        987,593,666.59    2.853750%    48,752,534.51  2,426,908.56   51,179,443.07       0.00       0.00
                        A4      1,077,443,935.25    2.853750%    32,518,943.04  2,647,706.24   35,166,649.27       0.00       0.00
                        A5        813,308,316.70    2.853750%    29,955,113.50  1,998,620.47   31,953,733.97       0.00       0.00
                        A6      1,536,405,680.20    5.470000%    33,551,113.22  7,003,449.23   40,554,562.44       0.00       0.00
                        A7      1,723,831,140.75    5.470000%    49,760,935.64  7,857,796.95   57,618,732.59       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R1                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R2                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R3                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -      9,936,645,734.73     -          339,651,696.25 31,267,825.62  370,919,521.87         -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1      1,870,076,640.57            0.00
                                A2      1,782,873,298.32            0.00
                                A3        938,841,132.08            0.00
                                A4      1,044,924,992.22            0.00
                                A5        783,353,203.20            0.00
                                A6      1,502,854,566.98            0.00
                                A7      1,674,070,205.11            0.00
                                X                   0.00            0.00
Residual                        R1                  0.00            0.00
                                R2                  0.00            0.00
                                R3                  0.00            0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -      9,596,994,038.48              -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1  1,927,070,872.98     2.853750% 26882JAE6    28.539497      2.371309    936.428917
                           A2  1,870,992,122.25     2.853750% 26882JAF3    44.451978      2.319367    899.379276
                           A3    987,593,666.59     2.853750% 26882JAG1    46.199591      2.299823    889.678384
                           A4  1,077,443,935.25     2.853750% 26882JAH9    29.152990      2.373649    936.767461
                           A5    813,308,316.70     2.853750% 26882JAJ5    35.159499      2.345860    919.452560
                           A6  1,536,405,680.20     5.470000% 26882JAK2    21.229244      4.431386    950.921246
                           A7  1,723,831,140.75     5.470000% 26882JAL0    27.864287      4.400076    937.417527
                           X               0.00     0.000000%               0.000000      0.000000      0.000000
Residual                   R1              0.00     0.000000%               0.000000      0.000000      0.000000
                           R2              0.00     0.000000%               0.000000      0.000000      0.000000
                           R3              0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -   9,936,645,734.73       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
PrinBal   1,886,823,804.42  1,801,582,077.59   948,698,261.36  1,056,587,113.78
LnCt                 16491             16620            10499             11458
AvgLnRate        9.172133%         9.946082%        9.927132%        10.620850%
PpyAmt       47,409,555.18     77,931,589.23    43,382,302.67     25,859,673.03

                                                                          Total
                                                                          -----
PrinBal     790,339,070.17  1,514,785,420.43 1,684,730,493.19  9,683,546,240.94
LnCt                  3937             21920            20925            101850
AvgLnRate        9.137591%        10.932791%        9.824492%              9.93
PpyAmt       25,587,729.07     26,490,690.60    42,831,271.51    289,492,811.29

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
MSF             800,815.86       777,433.70        412,489.62        422,352.01
SSF                   0.00             0.00              0.00              0.00
TF                    0.00             0.00              0.00              0.00

AggAdv                  N/A              N/A              N/A               N/A
AdvPd                  0.00             0.00             0.00              0.00


                                                                          Total
                                                                          -----
MSF              335,357.32       625,787.66       708,044.74      4,082,280.91
SSF                    0.00             0.00             0.00              0.00
TF                     0.00             0.00             0.00              0.00

AggAdv                  N/A              N/A              N/A               N/A

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------
RealLoss               0.00             0.00           410.28         46,657.47
CumLosses         11,339.71             0.00           410.28         46,657.47

                                                                          Total
                                                                          -----
RealLoss               0.00             0.00             0.00         47,067.75
CumLosses              0.00             0.00             0.00         58,407.46


Coverage Amounts
----------------
Bank                   0.00             0.00             0.00              0.00
Fraud                  0.00             0.00             0.00              0.00
SpecHaz                0.00             0.00             0.00              0.00

                                                                          Total
                                                                          -----
Bank                   0.00             0.00             0.00              0.00
Fraud                  0.00             0.00             0.00              0.00
SpecHaz                0.00             0.00             0.00              0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          9,936,645,734.73
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                        7880               635,471,036.19
60 to 89 days                        2859               230,607,784.76
90 or more                           1549               129,411,951.15
Foreclosure                           231                23,342,750.70

Totals:                             12519             1,018,833,522.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount          370,919,521.87        370,919,521.87
Principal remittance amount          339,651,696.25        339,651,696.25
Interest remittance amount            31,267,825.62         31,267,825.62